NUVEEN Exchange-Traded Funds

November 30, 1998

           Semiannual Report

Dependable, tax-free income to help you keep more of what you earn.

NTC
Connecticut

NMT
Massachusetts

NOM
Missouri

NPW
Washington

Photo of: People reading

Highlights
As of November 30, 1998


Credit Quality                    Performance Highlights
================================================================================
Nuveen Connecticut Premium Income Municipal Fund (NTC)
                                   o One-year taxable-equivalent total return on
                                     share price of 15.7% for investors in the combined 34.1% federal and state income tax bracket
                                   o Outperformed the Lehman Brothers Municipal
                                     Bond Index and Lipper Peer Group average for the one-year period
                                   o Stable tax-free dividend for 16 months

PIE CHART:
AAA/U.S. Guaranteed                69%
AA                                 18%
A                                   2%
BBB/NR                             11%


Nuveen Massachusetts Premium Income Municipal Fund (NMT)
                                   o One-year taxable-equivalent total return on
                                     share price of 14.77% for investors in the
                                     combined 39.3% federal and state income tax
                                     bracket
                                   o Outperformed the Lehman Brothers Municipal
                                     Bond Index and Lipper Peer Group average
                                     for the one-year period
                                   o Stable tax-free dividend for 22 months
PIE CHART:
AAA/U.S. Guaranteed                62%
AA                                 16%
A                                  18%
BBB/NR                              4%


Nuveen Missouri Premium Income Municipal Fund (NOM)
                                   o One-year taxable-equivalent total return on
                                     share price of 18.10% for investors in the combined 35.1% federal and state income tax bracket
                                   o Outperformed the Lehman Brothers Municipal
                                     Bond Index and paralleled the Lipper Peer
                                     Group average for the one-year period
                                   o Increased its dividend in August, after
                                     posting 12 consecutive months of stable
                                     income

PIE CHART:
AAA/U.S. Guaranteed                78%
AA                                 12%
A                                   6%
BBB/NR                              4%


Nuveen Washington Premium Income Municipal Fund (NPW)
                                   o One-year taxable-equivalent total return
                                     on share price of 17.86% for investors in
                                     the 31% federal income tax bracket
                                   o Outperformed the Lehman Brothers Municipal
                                     Bond Index and Lipper Peer Group average
                                     for the one-year period
                                   o Increased its dividend in August, after
                                     posting 21 consecutive months of stable
                                     income
PIE CHART:
AAA/U.S. Guaranteed                67%
AA                                 27%
A                                   3%
BBB/NR                              3%


Contents
 1 Dear Shareholder
 4 NTC Commentary and Overview
 6 NMT Commentary and Overview
 8 NOM Commentary and Overview
10 NPW Commentary and Overview
12 Portfolio of Investments
23 Statement of Net Assets
24 Statement of Operations
25 Statement of Changes in Net Assets
26 Notes to Financial Statements
30 Financial Highlights
32 Building Better Portfolios
33 Fund Information

Photo of: Timothy R. Schwertfeger
          Chairman of the Board

Sidebar text: Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder
I'm pleased to report that over the past 12 months, the Nuveen Exchange-Traded Funds covered here have continued to perform well, meeting their primary objective of providing you with attractive levels of tax-free income and after-tax total returns. The strong market in fixed-income securities, bolstered by investor demand for quality investments, benefited these funds and led to increases in share price. Attractive tax-free income, enhanced by strong share price performance, illustrates once again that Nuveen's Exchange-Traded Funds can provide an excellent investment option for income-oriented investors.

The Year in Review
Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. Investors responded by seeking a haven from the uncertainty in more conservative investments, such as municipal bond funds. To avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve moved to ease short-term interest rates for the first time in almost three years. Between the end of September and mid-November, three successive cuts brought the federal funds rate to 4.75%. As interest rates continued to trend downward, the competitive yields offered by our exchange-traded funds stimulated additional investor interest and demand, which led to improved share prices overall.

In this environment, the market for exchange-traded municipal bond funds has been exceptionally strong. These funds continue to represent a bright spot among fixed-income investments, offering attractive income in a market that places a high premium on yield. In addition, the funds have generally maintained good levels of call protection, resulting in relatively stable income streams.

In the coming months, we will continue to watch several key factors affecting the future of the economy, including corporate earnings reports, wage and employment statistics, U.S. consumer confidence levels, the continuing impact of foreign financial turmoil, and any further interest rate indications from the Federal Reserve. These factors will influence the outlook for fixed-income markets well into 1999.

Graphic of: Bond Buyer 40 Chart

Municipal Bonds:  A Compelling Value
Over the past year, rising bond prices drove yields on 30-year Treasuries to historic lows. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 26 basis points - from 5.36% to 5.10% - compared with the 99-point drop in Treasury yields over the past 12 months. As of November 30, 1998, the ratio of long-term municipal yields to 30-year Treasury yields stood at more than 100.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has been as high as 104%. For investors, this means that quality long-term municipal bonds currently offer about the same yield as Treasury bonds with comparable maturities - even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds present an exceptionally attractive investment option relative to Treasuries.

The steep decline in Treasury yields during the past year was due to several factors, including the strong interest in these investments by international investors. As the financial turmoil in Asia spread to economies worldwide and the dol lar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. Compounding this situation was the shortage of Treasury issues brought about by the federal budget surplus, which reversed the multi-billion dollar deficits of the past few years and reduced the federal government's need to issue bonds. In the municipal market, where foreign demand was limited by an inability of foreign investors to benefit from the tax advantages of municipals, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first 11 months of 1998 saw over $255 billion of municipal issuance, up 28.4% over the same period in 1997. In terms of total municipal issuance, this put 1998 on pace as the second largest year on record.

In addition, the continued strength of the U.S. economy produced improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, issues upgraded by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.

Nuveen Expertise Is Key
The key to taking advantage of the exceptional values currently available in the municipal market is the ability of a proven investment manager. At Nuveen, we recognize the value of time-tested expertise. The high level of recent municipal issuance, for example, highlighted the value of Nuveen's in-depth knowledge of the municipal market, as our portfolio management teams carefully analyzed the flood of issues to select those securities best suited to help the funds achieve their investment objectives.

As a further enhancement to our management capabilities, Nuveen has assembled a strong core of Premier Advisers(SM), a group of managers who are experts in their particular areas of the market, to provide time-tested experience and insights. In addition to Nuveen Investment Advisory Services, our Premier Adviser for tax-free investing, you can rely on other Premier Advisers to share their wisdom in the equity market, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services, Inc. for growth investing. For more information about the funds managed by these Premier Advisers, including charges and expenses, contact your finan cial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. Over the past 100 years, Nuveen has evolved from a company that dealt with only municipal bonds into a well respected firm that handles a variety of investment options. I look forward to continuing this exciting journey. We are grateful for the confidence you have placed in us, and we intend to continue earning your trust in the years ahead.

Sincerely,


Timothy R. Schwertfeger
Chairman of the Board

January 15, 1999

Sidebar text: "The key to taking advantage of the exceptional values currently available in the municipal market is the ability of a proven investment manager."

Nuveen Connecticut Premium Income Municipal Fund (NTC)
Portfolio Manager's Comments
Portfolio manager Dan Solender reviews the municipal market, fund performance, and key investment strategies for the Connecticut fund. A six-year veteran of Nuveen, Dan has 11 years of investment experience. He has managed NTC since its inception in May 1993.

WHERE DID CONNECTICUT RANK IN TERMS OF MUNICIPAL ISSUANCE SINCE THE BEGINNING OF THE YEAR? WHAT ECONOMIC FACTORS AFFECTED THE STATE?
Connecticut, the wealthiest state in the country, was a relatively quiet participant in the municipal market, ranking 22nd in issuance for the year ended November 30, 1998. There has been a shortage of issuers, which makes it difficult for individual investors to buy single bonds. Nuveen is one of the largest municipal bond investors in Connecticut and is able to buy big blocks of bonds when they are issued. This underscores the importance of our brand name in a competitive marketplace. Connecticut generally sees flurries of trading activity as opposed to a steady marketplace. New deals are often the catalyst for these flurries. As investors raise funds to pay for new purchases, other bonds may have to be sold, which then spurs interest in the secondary market.

Compared to prior years, Connecticut's economy has per formed well and been more in line with the national economy. Though its economic performance is expected to taper off slight ly in 1999 due to labor shortages, slower population increases, and slower national growth, Connecticut is still expected to experience moderate growth. The state's economy continued to diversify away from manufacturing and defense-related industries into a more service oriented economy, with a focus on the financial services sector, healthcare, and pharmaceuticals. Gaming has become the state's largest growth industry.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?
For the 12-month period ended November 30, 1998, the Nuveen Connecticut Premium Income Municipal Fund (NTC) produced a total return on net asset value of 9.48%, providing a taxable-equivalent total return of 12.46% for investors in the combined 34.1% federal and state income tax bracket. The total return com pares with the Lehman Brothers Municipal Bond Index's(1) annual return of 7.76%. The fund also outperformed the relevant Lipper Peer Group(2) average return of 8.86%, ranking third among the group's 18 funds.

Much of the fund's performance over the past 12 months can be tied to its duration. As of November 30, 1998, NTC had a leverage-adjusted duration(3) of
9.30 years, compared with the unleveraged Lehman index's duration of 7.22 years. Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. Over the past year, as interest rates trended downward, funds with durations longer than that of the index generally tended to outperform the market.


HOW WERE THE FUND'S DIVIDEND AND SHARE PRICE AFFECTED?
In the current low interest rate environment, good call protec tion helped support NTC's dividend and protect the income of this fund from erosion. As of November 30, 1998, NTC had provided shareholders with 16 consecutive months of steady income. NTC also offered a competitive mar ket yield of 4.87%, equivalent to a taxable yield of 7.39% for investors in the combined 34.1% federal and state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen Exchange-Traded Funds has been strong over the past 12 months. As interest rates fell, active demand for these funds increased share prices, further widening the spread between NTC's share price and its net asset value. As of November 30, 1998, NTC was trading at a premium of 11.02% to its net asset value and also had a one-year total return on its share price of 12.93%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THE PAST YEAR?
The largest issuers in Connecticut are the state itself (general tax obligation bonds) and the state housing finance authority. The heavier supply of new issues in these two sectors made it challenging to find other types of issues to keep the fund well-diversified. One area where we did find opportunities to add value was the education sector, which represented 22% of the fund's investments, as of November 30, 1998. A number of small issues in the $10-50 million range enabled us to be selective and focus on bonds offering the best characteristics, such as those issued by Sacred Heart University and Fairfield University. We continued to hold the healthcare issues we purchased several years ago, which made up an additional 20% of the fund.

We believe NTC is currently well-positioned in terms of duration, diversification by credit and sector, and call protection. Over the past year, we worked to further improve call protection by taking advantage of a situation where we were able to purchase bonds with 10 years of call protection for the price of a bond with five years of protection. Given the tight credit spreads in the current market, we continued to focus on high quality issues, with 69% of the portfolio's holdings invested in bonds rated AAA.


WHAT IS NUVEEN'S OUTLOOK FOR THE FUTURE?
Looking ahead for NTC, we will continue to watch the new issuance market for value, taking advantage of the buying opportunities that arise as issues come to market. This is an area where Nuveen's exceptional access to new deals and our expertise as an experienced investment manager knowledgeable about the unique aspects of the Connecticut municipal market can result in added value for our investors. Our goals for the coming year are to continue taking advantage of opportunities to add yield, extend call protection if we can do so inexpensively, and keep the fund well-diversified.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing aware ness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead.

1 The Lehman Brothers Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.
2 The Lipper Peer Group return represents the average annualized returns of the 18 funds in the Lipper State Leveraged Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 Leverage-adjusted duration, also known as fund duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, refer ences to duration in this commentary are intended to indicate fund duration.

Nuveen Connecticut Premium Income Municipal Fund
Performance Overview
As of November 30, 1998

NTC
Portfolio Statistics
==================================================
Inception Date                                5/93
--------------------------------------------------
Share Price                                $16 3/8
--------------------------------------------------
Net Asset Value Per Share                   $14.75
--------------------------------------------------
Market Yield                                 4.87%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.06%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.39%
--------------------------------------------------
Fund Net Assets ($000)                    $114,898
--------------------------------------------------
Average Effective Maturity (Years)           18.67
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.30
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        12.93%         9.48%
--------------------------------------------------
3-Year                        12.83%         8.32%
--------------------------------------------------
5-Year                         7.69%         7.28%
--------------------------------------------------
Since Inception                7.08%         6.51%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        15.70%        12.46%
--------------------------------------------------
3-Year                        15.75%        11.28%
--------------------------------------------------
5-Year                        10.66%        10.35%
--------------------------------------------------
Since Inception                9.91%         9.43%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
Education and Civic Organizations              22%
--------------------------------------------------
Health Care                                    20%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Tax Obligation (General)                        8%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment nec essary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.1%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 34.1%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
12/97                 0.0665
1/98                  0.0665
2/98                  0.0665
3/98                  0.0665
4/98                  0.0665
5/98                  0.0665
6/98                  0.0665
7/98                  0.0665
8/98                  0.0665
9/98                  0.0665
10/98                 0.0665
11/98                 0.0665


Line Chart:
Share Price Performance
12/5/97        15.563
               14.938
               14.75
               14.875
               15
               15.5
               15.625
               15.875
               15.875
               15.938
               15.938
               15.688
               16
               16.188
               16.063
               16.125
               15.688
               15.625
               15.625
               15.438
               15.25
               15.438
               15
               15.375
               15.5
               15.875
               16.125
               16.125
               15.688
               15.938
               16.313
               15.625
               15.875
               15.875
               15.813
               15.875
               16
               15.875
               15.938
               15.813
               15.938
               16.063
               16.875
               16.875
               16.75
               16.5
               16.63
               16.69
               16.38
               16.31
11/30/98       16.375
Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Massachusetts Premium Income Municipal Fund (NMT)
Portfolio Manager's Comments
Portfolio manager Tom Futrell discusses the municipal market, fund performance, and key investment strategies for the Massachusetts fund. Tom assumed management responsibility for NMT on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. A 15-year veteran of Nuveen, Tom manages a range of national and state municipal bond funds.


WHERE DID MASSACHUSETTS RANK IN TERMS OF MUNICIPAL ISSUANCE SINCE THE BEGINNING OF THE YEAR? WHAT ECONOMIC FACTORS AFFECTED THE STATE?
Continued growth has benefited the Massachusetts economy, and credit quality in the state remains very strong. During the first 11 months of 1998, Massachusetts saw an extremely good supply of new municipal issuance compared with the same period last year. As of the end of November, the state ranked seventh in the nation in new issue volume, and total issuance was up 23.8% com pared to November 30, 1997. Most of this issuance was high credit quality and insured paper from issuers in the education and health care sectors, such as the Massachusetts Health and Educational Facilities Authority. Increased supply was met by good demand, especially from retail investors.

Massachusetts, long known as a high tax state, is starting to lose that reputation, with a series of tax cuts in recent years easing the tax burden of its residents. Starting in January of 1999, the tax on investment income will be lowered from 12% to 5.95%, and a reduction in personal income tax rates is also being considered.

Massachusetts continues to be a knowledge-based economy, flourishing because of the growth in high-tech and financial services sectors. This growth is expected to taper off slightly in 1999, led by a reduction in manufacturing. However, the state is still expected to experience moderate growth. The service sector continued to perform well and has been the state's most important source of recent economic growth.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?
For the 12-month period ended November 30, 1998, the Nuveen Massachusetts Premium Income Municipal Fund (NMT) produced a total return on net asset value of 9.41%, providing a taxable-equivalent total return of 13.26% for investors in the combined 39.3% federal and state income tax bracket. The total return compares with the Lehman Brothers Municipal Bond Index's(1) annual return of 7.76%. The fund also outperformed the relevant Lipper Peer Group(2) average return of 8.86%, ranking fourth among the group's 18 funds.

Much of the fund's performance over the past 12 months can be tied to its duration. As of November 30, 1998, NMT had a leverage-adjusted duration(3) of
9.64 years, compared with the unleveraged Lehman index's duration of 7.22 years. Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. Over the past year, as interest rates trended downward, funds with durations longer than that of the index generally tended to outperform the market.


HOW WERE THE FUND'S DIVIDEND AND SHARE PRICE AFFECTED?
In the current low interest rate environment, good call protection helped support NMT's dividend and protect the income of this fund from erosion. As of November 30, 1998, NMT had provided shareholders with 22 consecutive months of steady income and a competitive market yield of 5.11%, equivalent to a taxable yield of 8.42% for investors in the combined 39.3% federal and state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen Exchange-Traded Funds has been strong over the past 12 months. As interest rates fell, active demand for these funds increased share prices. As of November 30, 1998, NMT was trading at a premium of 9.47% to its net asset value and also had a one-year total return on its share price of 11.19%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THE PAST YEAR?
NMT is a well-structured portfolio offering high credit quality (78% of holdings rated AAA and AA), good call protection, and a stable dividend. Over the past year, heavy issuance in the Massachusetts market provided us with a number of opportunities to purchase bonds that further enhanced the fund's structure. Given Massachusetts' high concentration of colleges, universities, and secondary schools and leadership in healthcare-related issues, much of the new issuance came from the education and healthcare sectors. As of November 30, 1998, 40% of the portfolio was invested in these two sectors.

Over the year, we focused on purchasing securities with longer durations in order to improve the fund's total return prospects in the current market environment. We also sold securities that were not supporting the objectives of the fund and purchased bonds that we believe will do so, including insured and investment-grade bonds in attractive sectors that were inexpensively priced. We also bought a small amount of discount bonds to pick up additional yield.

With spreads between high quality bonds (AAA rated) and low rated, investment grade bonds (at least BBB rated) remaining rela tively narrow, it was difficult to find a boost in incremental yield that would have compensated us for buying lower-rated bonds. Consequently, we continued to focus on higher-quality credits. The tight credit spreads also restricted our purchase of Massachusetts housing bonds. Since these bonds can provide attractive income, we continue to watch new issuance for opportunities to buy in this sector. One such recent addition to the portfolio was an FHA-insured Boston multi-family housing issue that provided an above-market yield as well as good volatility characteristics for a lever aged fund. The ability to find bonds such as these illustrates how Nuveen's expertise and close relationships with regional firms help us select the investments that reward shareholders.

WHAT IS NUVEEN'S OUTLOOK FOR THE FUTURE?
Achieving the fund's primary objective of providing current income exempt from federal and state income taxes is our main goal. We will also focus on accomplishing the second objective, which is to enhance the fund portfolio's value by seeking out bonds that our investment advisers feel are undervalued by the market. To help us accomplish this goal, we will continue monitoring the new issuance market in Massachusetts for value, taking advantage of any attractive buy opportunities that arise. Finding bonds such as these is an area where Nuveen's expertise - as an experienced invest ment manager knowledgeable about the unique aspects of the Massachusetts municipal market can result in added value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent munici pal-to-Treasury ratio Tim mentioned in his shareholder letter, com bined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead.


1 The Lehman Brothers Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.
2 The Lipper Peer Group return represents the average annualized returns of the 18 funds in the Lipper State Leveraged Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 Leverage-adjusted duration, also known as fund duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, refer ences to duration in this commentary are intended to indicate fund duration.

Nuveen Massachusetts Premium Income Municipal Fund
Performance Overview
As of November 30, 1998

NMT

Portfolio Statistics
==================================================
Inception Date                                3/93
--------------------------------------------------
Share Price                               $16 9/16
--------------------------------------------------
Net Asset Value Per Share                   $15.13
--------------------------------------------------
Market Yield                                 5.11%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.41%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     8.42%
--------------------------------------------------
Fund Net Assets ($000)                    $104,113
--------------------------------------------------
Average Effective Maturity (Years)           17.53
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.64
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        11.19%         9.41%
--------------------------------------------------
3-Year                        13.20%         8.13%
--------------------------------------------------
5-Year                        10.95%         7.66%
--------------------------------------------------
Since Inception                7.48%         7.12%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        14.77%        13.26%
--------------------------------------------------
3-Year                        17.06%        11.99%
--------------------------------------------------
5-Year                        14.94%        11.62%
--------------------------------------------------
Since Inception               11.21%        10.90%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
Education and Civic Organizations              22%
--------------------------------------------------
U.S. Guaranteed                                20%
--------------------------------------------------
Health Care                                    18%
--------------------------------------------------
Housing (Multifamily)                          14%
--------------------------------------------------
Tax Obligation (General)                        9%
--------------------------------------------------


1 Taxable-equivalent yield represents the yield on a taxable investment nec essary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 39.3%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 39.3%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
12/97                 0.0705
1/98                  0.0705
2/98                  0.0705
3/98                  0.0705
4/98                  0.0705
5/98                  0.0705
6/98                  0.0705
7/98                  0.0705
8/98                  0.0705
9/98                  0.0705
10/98                 0.0705
11/98                 0.0705

Line Chart:
Share Price Performance
12/5/97        15.563
               15.5
               15.75
               15.938
               16.125
               16.375
               16.688
               16.25
               16.188
               16.625
               16.563
               16.25
               16.25
               16.625
               16.5
               16.563
               16.313
               16.313
               16
               15.938
               16.125
               16.25
               16.063
               16.375
               16.438
               16.375
               16.375
               16.625
               16.25
               16.875
               16.688
               16.625
               16.313
               16.375
               16.5
               16.375
               16.563
               16.688
               16.75
               16.438
               16.563
               16.75
               17.5
               16.875
               16.75
               16.75
               16.69
               16.88
               16.56
               16.44
11/30/98       16.5625
Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Missouri Premium Income Municipal Fund (NOM)
Portfolio Manager's Comments
Portfolio manager Mike Davern discusses the municipal market, fund performance, and key investment strategies for the Missouri fund. Mike assumed management responsibility for the fund on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. A six-year veteran of Nuveen, Mike has 15 years of investment experience and manages a range of state municipal bond funds for Nuveen.


WHERE DID MISSOURI RANK IN TERMS OF MUNICIPAL ISSUANCE SINCE THE BEGINNING OF THE YEAR? WHAT ECONOMIC FACTORS AFFECTED THE STATE?
In response to low interest rates and Missouri's continued population growth, the state's municipal bond issuance increased almost 85% over 1997 levels, which ranked the state 19th in the nation, as of November 30, 1998. Supply is expected to remain strong over the next few years due to the continuing need for infrastructure financing and increased school spending. Missouri's overall creditworthiness is reflected in its long-standing Aaa/AAA/AAA rating by Moody's, Standard & Poor's, and Fitch, respectively.

Missouri maintained a diversified economy, mirroring that of the nation. Although recent industry growth has shifted to services and tourism, defense and manufacturing are important elements of the state economy. Population in Missouri has increased approximately 5.6% from 1990. The state's unemployment rate has steadily declined from a high of 6.7% in 1991. It was 3.7% in November 1998, compared to the national average of 4.4%.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?
For the 12-month period ended November 30, 1998, the Nuveen Missouri Premium Income Municipal Fund (NOM) produced a total return on net asset value of 8.73%, providing a taxable-equivalent total return of 11.65% for investors in the combined 35.1% federal and state income tax bracket. The fund's total return outperformed the Lehman Brothers Municipal Bond Index's(1) annual return of 7.76% and compared favorably with the relevant Lipper Peer Group(2) average return of 8.86%.

Much of the fund's performance over the past 12 months can be tied to its duration. As of November 30, 1998, NOM had a leverage-adjusted duration(3) of
9.55 years, compared with the unleveraged Lehman index's duration of 7.22 years. Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. Over the past year, as interest rates trended downward, funds with durations longer than that of the index generally tended to outperform the market.

HOW WERE THE FUND'S DIVIDEND AND SHARE PRICE AFFECTED?
In the current low interest rate environment, excellent call protection helped support NOM's dividend and protect the income of this fund from erosion. In addition, good dividend management strategies allowed us to increase the dividend, effective August 1998. As of November 30, 1998, the fund offered a competitive market yield of 4.92%, equivalent to a taxable yield of 7.58% for investors in the combined 35.1% federal and state income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen Exchange-Traded Funds has been strong over the past 12 months. As interest rates fell, active demand for these funds increased NOM's share price, eliminating the slight discount of a year ago. As of November 30, 1998, NOM was trading at a premium of 4.95% to its net asset value and also had a one-year total return on its share price of 15.15%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THE PAST YEAR?
As of November 30, 1998, one of NOM's largest sector weight ings, representing 17% of the fund's holdings, was in general tax obligation bonds, the top-performing sector over the past six months. One of the reasons behind the sector's excellent performance has been the recent economic environment, which has boosted tax receipts and credit quality in general, as the budgets of municipalities and school districts continue to improve. Over the past year, escrowed securities - that is, bonds that were prerefunded as interest rates fell also performed well. Among these bonds in NOM's portfolio are those issued by the Missouri Health and Educational Facilities Authority for Barnes-Jewish Christian Health System. Recently, some lower-rated credits became more attractive and were added to the portfolio. An example of this is the Industrial Development Authority of St. Charles County, Missouri, for Ashwood Apartments, a multi-family apartment project, maturing in 2030, which provided attractive yields for the fund.

NOM is noteworthy for its excellent call protection, with no scheduled calls over the next 12 months and only 3% of fund scheduled to be called in the year 2000. Overall, the credit quality of the fund is high, with 78% of the portfolio invested in bonds rated AAA.

WHAT IS NUVEEN'S OUTLOOK FOR THE FUTURE?
Going forward, we will continue to examine the call structure of the portfolio. With a tight municipal supply relative to retail demand in Missouri, we will look to take advantage of the most attractive new issues that do come to market. This would allow us to sell bonds with short call provisions at good prices for the portfolio and reinvest the proceeds in well-structured new issues. Working with our research analysts gives us the ability to select lower-rated, investment grade bonds at attractive prices, if they are available, as a way to increase the incremental yield of the fund. Selecting the bonds that will help the fund meet these goals is an area where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the Missouri municipal market - can result in added value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio Tim mentioned in his shareholder letter, com bined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.

1 The Lehman Brothers Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.
2 The Lipper Peer Group return represents the average annualized returns of the 18 funds in the Lipper State Leveraged Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 Leverage-adjusted duration, also known as fund duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, references to duration in this commentary are intended to indicate fund duration.

Nuveen Missouri Premium Income Municipal Fund
Performance Overview
As of November 30, 1998

NOM

Portfolio Statistics
==================================================

Inception Date                                5/93
--------------------------------------------------
Share Price                                $15 3/8
--------------------------------------------------
Net Asset Value Per Share                   $14.65
--------------------------------------------------
Market Yield                                 4.92%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.13%
--------------------------------------------------
Taxable-Equivalent Yield
  (Federal and State)(1)                     7.58%
--------------------------------------------------
Fund Net Assets ($000)                     $47,456
--------------------------------------------------
Average Effective Maturity (Years)           16.35
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.55
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        15.15%         8.73%
--------------------------------------------------
3-Year                        15.84%         7.44%
--------------------------------------------------
5-Year                         7.83%         6.90%
--------------------------------------------------
Since Inception                5.87%         6.07%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        18.10%        11.65%
--------------------------------------------------
3-Year                        19.02%        10.33%
--------------------------------------------------
5-Year                        11.04%         9.91%
--------------------------------------------------
Since Inception                8.90%         8.95%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================

Tax Obligation (General)                       17%
--------------------------------------------------
Tax Obligation (Limited)                       17%
--------------------------------------------------
Housing (Multifamily)                          14%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------
Health Care                                    10%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment nec essary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.1%.
2 Taxable-equivalent total return is based on the annualized total return and a combined federal and state income tax rate of 35.1%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
12/97                 0.062
1/98                  0.062
2/98                  0.062
3/98                  0.062
4/98                  0.062
5/98                  0.062
6/98                  0.062
7/98                  0.062
8/98                  0.063
9/98                  0.063
10/98                 0.063
11/98                 0.063

Line Chart:
Share Price Performance
12/5/97         14.063
                14.125
                14.063
                14.188
                14.063
                14.5
                14.563
                14.25
                14.25
                14.938
                14.875
                14.875
                14.938
                15
                14.5
                14.813
                14.625
                14.625
                14.563
                14.438
                14.375
                14.25
                14.25
                14.125
                14.188
                14.75
                14.25
                14.375
                14.25
                14.5
                14.25
                14.75
                14.75
                14.688
                14.625
                14.75
                14.75
                14.625
                14.688
                15
                15
                15.063
                15.125
                15.25
                15.375
                15.13
                15.06
                15.5
                15.19
                15.38
11/30/98        15.375
Weekly Closing Price
Past performance is not predictive of future results.

Nuveen Washington Premium Income Municipal Fund (NPW)
Portfolio Manager's Comments
Portfolio manager Mike Davern discusses the municipal market, fund performance, and key investment strategies for the Washington state fund. Mike assumed management responsibility for NPW on July 1, 1998, as part of Nuveen's efforts to maximize the efficient use of staff resources and portfolio manager expertise. A six-year veteran of Nuveen, Mike has 15 years of investment experience and manages a range of state municipal bond funds for Nuveen.


WHERE DID WASHINGTON RANK IN TERMS OF MUNICIPAL ISSUANCE SINCE THE BEGINNING OF THE YEAR? WHAT ECONOMIC FACTORS AFFECTED THE STATE?
Washington saw an increase in municipal supply of 12.9% over 1997's figure, which ranked the state 11th in the nation in terms of total municipal issuance for the 11 months ended November 30, 1998. Its total issuance for that period was $5.8 billion.

Unemployment in the state, as of November 30, 1998, was 4.7%, compared to the national level of 4.4%. The state's economic diversification has seen a shift in its sector allocations. Boeing, a leader in aerospace technology and based in Seattle, once accounted for nearly 10% of total state employment. As of December 11, 1998, that number had been reduced to 3.5%. Furthermore, Boeing is expected to cut its workforce by 48,000 people over the next two years. However, the slack caused by these layoffs is expected to be picked up by available jobs in other sectors, such as construction, retail trade, and services industries. The growth in the construction industry is of particular interest, due to its previous six year slump.

HOW DID THE FUND PERFORM OVER THE PAST YEAR?
For the 12 month period ended November 30, 1998, the Nuveen Washington Premium Income Municipal Fund (NPW) produced a total return on net asset value of 9.01%, providing a taxable-equivalent total return of 11.39% for investors in the 31% federal income tax bracket. The total return compares with the Lehman Brothers Municipal Bond Index's(1) annual return of 7.76%. The fund also outperformed the relevant Lipper Peer Group(2) average return of 8.86%.

Much of the fund's performance over the past 12 months can be tied to its duration. As of November 30, 1998, NPW had a leverage-adjusted duration(3) of
9.45 years, compared with the unleveraged Lehman index's duration of 7.22 years. Fund duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. Over the past year, as interest rates trended downward, funds with durations longer than that of the index generally tended to outperform the market.

HOW WERE THE FUND'S DIVIDEND AND SHARE PRICE AFFECTED?
In the current low interest rate environment, good call protection helped support NPW's dividend and protect the income of this fund from erosion. In addition, good dividend management strategies allowed us to increase the dividend effective August 1998. As of November 30, 1998, the fund offered a competitive market yield of 5.24%, equivalent to a taxable yield of 7.59% for investors in the 31% federal income tax bracket.

As Tim mentioned in his letter to shareholders, share price performance among the Nuveen exchange-traded funds has been strong over the past 12 months. As interest rates fell, active demand for these funds increased share prices. At the same time, strong bond market performance boosted NPW's net asset value, narrowing the spread between the fund's share price and net asset value by almost 500 basis points. As of November 30, 1998, NPW was trading at a discount of 2.90% to its net asset value and also had a one-year total return on its share price of 15.27%.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THE PAST YEAR?
As of November 30, 1998, NPW's largest sector - representing 21% of its holdings
- was general tax obligation bonds, which was also the top-performing sector over the past six months. One of the reasons this sector has performed so well is the strong economic environment, which has boosted tax receipts and credit quality in general, as the budgets of municipalities and school districts continue to improve. Overall, the credit quality of the fund is high, with 67% invested in bonds rated AAA. With the tight credit spreads between higher-rated
(AAA) and lower-rated, investment grade bonds (at least BBB rated) of the past year, we maintained our heavy weighting in the AAA sector, while watching for opportunities in lower or non-rated bonds that would allow us to pick up additional yield for the fund. One example of this was our purchase of bonds issued by the Spokane Parking Revenue Facility Downtown Development Authority for the River Park Square project. These BBB/non-rated bonds, which mature in 2019, enabled us to add incremental yield to the fund.

WHAT IS NUVEEN'S OUTLOOK FOR THE FUTURE?
Going forward, we will continue to examine the call structure of the portfolio. We will also look to take advantage of the most attractive new issues that come to market. This would allow us to sell bonds with short call provisions at good prices for the portfolio and reinvest the proceeds in well-structured new issues. Working with our research analysts gives us the ability to select lower-rated, investment grade bonds at attractive prices, if they are available, as a way to increase the incremental yield of the fund. Selecting the bonds that will help the fund meet these goals is an area where Nuveen's expertise - as an experienced investment manager knowledgeable about the unique aspects of the Washington state municipal market - can result in added value for our investors.

The current market environment - influenced by declining interest rates, benign inflation, and strong municipal supply - has helped to position municipal bonds as one of the most compelling values in today's marketplace. We expect that the excellent municipal-to-Treasury ratio, combined with continued volatility in the equity markets and investors' increasing awareness of the need for asset allocation rebalancing, will result in growing demand for municipal bond funds. We believe that investors who take advantage of current opportunities in the municipal market should be rewarded with healthy returns and attractive yields in the months ahead, as the market recognizes the value of these quality investments.


1 The Lehman Brothers Municipal Bond Index is an unleveraged index comprising a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.
2 The Lipper Peer Group return represents the average annualized returns of the 18 funds in the Lipper State Leveraged Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.
3 Leverage-adjusted duration, also known as fund duration, takes into account the leveraging process for each fund and therefore differs from the duration of the actual portfolio of individual bonds that make up the fund. Unless otherwise noted, refer ences to duration in this commentary are intended to indicate fund duration.

Nuveen Washington Premium Income Municipal Fund
Performance Overview
As of November 30, 1998
NPW

Portfolio Statistics
==================================================
Inception Date                                3/93
--------------------------------------------------
Share Price                                $14 7/8
--------------------------------------------------
Net Asset Value Per Share                   $15.32
--------------------------------------------------
Market Yield                                 5.24%
--------------------------------------------------
Taxable-Equivalent Yield (Federal Only)(1)   7.59%
--------------------------------------------------
Fund Net Assets ($000)                     $52,547
--------------------------------------------------
Average Effective Maturity (Years)           17.95
--------------------------------------------------
Leverage-Adjusted Duration (Years)            9.45
--------------------------------------------------
Annualized Total Return
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        15.27%         9.01%
--------------------------------------------------
3-Year                        13.40%         8.06%
--------------------------------------------------
5-Year                         7.47%         6.97%
--------------------------------------------------
Since Inception                5.72%         7.01%
--------------------------------------------------
Taxable-Equivalent Total Return(2)
==================================================
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        17.86%        11.39%
--------------------------------------------------
3-Year                        16.12%        10.47%
--------------------------------------------------
5-Year                        10.26%         9.53%
--------------------------------------------------
Since Inception                8.35%         9.47%
--------------------------------------------------
Top Five Sectors (as a % of total investments)
==================================================
Tax Obligation (General)                       21%
--------------------------------------------------
Utilities                                      15%
--------------------------------------------------
Water and Sewer                                13%
--------------------------------------------------
Health Care                                    12%
--------------------------------------------------
Transportation                                  8%
--------------------------------------------------

1 Taxable-equivalent yield represents the yield on a taxable investment nec essary to equal the yield of the Nuveen fund on an after-tax basis. The federal only rate is based on the current market yield and a federal income tax rate of 31%.
2 Taxable-equivalent total return is based on the annualized total return and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the return of the Nuveen fund on an after-tax basis.

Bar Chart:
1997-1998 Monthly Tax-Free Dividends Per Share
12/97                 0.063
1/98                  0.063
2/98                  0.063
3/98                  0.063
4/98                  0.063
5/98                  0.063
6/98                  0.063
7/98                  0.063
8/98                  0.065
9/98                  0.065
10/98                 0.065
12/98                 0.065

Line Chart:
Share Price Performance
12/5/97        13.875
               13.938
               13.688
               13.563
               13.75
               14.625
               14.063
               14
               14
               14.375
               14.125
               13.688
               13.875
               13.938
               14.125
               13.75
               13.75
               13.625
               13.5
               13.813
               13.5
               13.5
               13.5
               13.5
               13.625
               13.625
               13.563
               13.563
               13.688
               13.875
               13.813
               13.938
               13.75
               13.625
               14.125
               14.063
               14
               14.25
               14.188
               14.125
               14.25
               14.25
               14.5
               14.375
               14.25
               14.44
               14.44
               14.31
               14.75
               14.88
11/30/98       14.875

Weekly Closing Price
Past performance is not predictive of future results.

                            Portfolio of Investments
                            Nuveen Connecticut Premium Income Municipal Fund (NTC)
                            November 30, 1998
                            (Unaudited)
    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 18.0%

$   4,450,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Quinnipiac College Issue, Series D, 6.000%, 7/01/23         7/03 at 103        BBB-       $4,587,372

                Connecticut Higher Education Supplemental Loan Authority,
                 Revenue Bonds (Family Education Loan Program), 1996 Series A:
    1,570,000    5.800%, 11/15/14 (Alternative Minimum Tax)                                11/06 at 102         AAA        1,691,031
      995,000    5.875%, 11/15/17 (Alternative Minimum Tax)                                11/06 at 102         AAA        1,030,621

    2,000,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Trinity College Issue, Series E, 5.875%, 7/01/26            7/06 at 102         AAA        2,170,500

    2,040,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, The Loomis Chaffee School Issue, Series C,
                 5.500%, 7/01/16                                                            7/06 at 102         AAA        2,143,387

    2,250,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Fairfield University Issue, Series H, 5.000%, 7/01/23       7/08 at 102         AAA        2,252,835

    2,920,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Connecticut College Issue, Series C-1, 5.500%, 7/01/20      7/07 at 102         AAA        3,101,682

    3,810,000   The University of Connecticut, Student Fee Revenue Bonds, 1998 Series A,
                 4.750%, 11/15/27                                                          11/08 at 101         AAA        3,690,480


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 19.5%

    1,000,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Newington Childrens Hospital, Series A, 6.050%, 7/01/10     7/04 at 102         AAA        1,103,910

    1,500,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Lawrence and Memorial Hospital Issue, Series D,
                 5.000%, 7/01/22                                                            7/03 at 102         AAA        1,476,450

    2,000,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Hospital of Saint Raphael Issue, Series H,
                 5.200%, 7/01/08                                                           No Opt. Call         AAA        2,157,240

    2,725,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Saint Francis Hospital and Medical Center Issue,
                 Series B, 6.200%, 7/01/22                                                  7/02 at 102         AAA        2,967,253

    2,200,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Day Kimball Hospital Issue, Series A, 5.375%, 7/01/26       7/06 at 102         AAA        2,254,538

    4,160,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Yale-New Haven Hospital Issue, Series H, 5.625%, 7/01/16    7/06 at 102         AAA        4,435,850

    1,000,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, The William W. Backus Hospital Issue, Series D,
                 5.750%, 7/01/27                                                            7/07 at 102         AAA        1,073,360

    3,000,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Middlesex Health Services Issue, Series I,
                 5.125%, 7/01/27                                                            7/07 at 101         Aaa        2,986,470

    2,000,000   Connecticut Development Authority, Solid Waste Disposal Facilities Revenue
                 Bonds, Pfizer Inc. Project, 1994 Series, 7.000%, 7/01/25
                 (Alternative Minimum Tax)                                                  7/05 at 102         AAA        2,338,880

    1,500,000   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                 Control Facilities Financing Authority, Hospital Revenue Refunding Bonds,
                 1995 Series A (FHA Insured Mortgage Pila-Hospital Project),
                 6.125%, 8/01/25                                                        8/05 at 101 1/2         AAA        1,660,740


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 5.9%

    3,000,000   Housing Authority of the City of Waterbury (Connecticut), Mortgage Refunding
                 Revenue Bonds, Series 1998C (FHA Insured Mortgage Loan - Waterbury
                 NSA-II Section 8 Assisted Project), 5.450%, 7/01/23                        1/02 at 100         AAA        3,032,040

    1,360,000   Waterbury Nonprofit Housing Corporation, Connecticut Taxable Mortgage
                 Revenue Refunding Bonds (FHA Insured Mortgage Loan - Fairmont Height
                 Section 8 Assisted Project), Series 1993A, 6.500%, 7/01/07                 7/02 at 101         AAA        1,459,280

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$   1,930,000   Housing Authority of the City of Willimantic, Multi-Family Housing Revenue
                 Bonds, Series 1995A (GNMA Collateralized Mortgage Loan - Village Heights
                 Apartments Project), 8.000%, 10/20/30                                     10/05 at 105         AAA       $2,233,222


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 5.2%

    3,175,000   Connecticut Housing Finance Authority, Housing Mortgage Finance Program,
                 Series B, 6.200%, 5/15/12                                                  5/03 at 102          AA        3,392,234

    2,445,000   Connecticut Housing Finance Authority, Housing Mortgage Finance Program
                 Bonds, 1996 Subseries E-2, 6.150%, 11/15/27 (Alternative Minimum Tax)     11/06 at 102          AA        2,627,642


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 6.1%

    2,000,000   State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Nursing Home Program Issue, Series 1994, AHF/Hartford,
                 Inc. Project, 7.125%, 11/01/24                                            11/04 at 102         AA-        2,316,100

    2,000,000   State of Connecticut Health and Educational Facilities Authority, Revenue Bonds,
                 Nursing Home Program Issue, Series 1993, Mansfield Center for Nursing and
                 Rehabilitation Project, 5.875%, 11/01/12                                  11/03 at 102         AAA        2,190,800

                Connecticut Development Authority, Health Facility Refunding Revenue Bonds,
                Alzheimers Resource Center of Connecticut, Inc. Project, Series 1994:
    1,300,000    6.875%, 8/15/04                                                           No Opt. Call         N/R        1,391,533
    1,000,000    7.000%, 8/15/09                                                            8/04 at 102         N/R        1,085,560


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 8.2%

    1,750,000   State of Connecticut, General Obligation Bonds, 1993 Series D,
                 5.100%, 8/01/11                                                        8/03 at 101 1/2          AA        1,820,543

    2,000,000   State of Connecticut, General Obligation Bonds, 1993 Series E,
                 6.000%, 3/15/12                                                           No Opt. Call          AA        2,309,460

    1,650,000   State of Connecticut, General Fund Obligation Bonds, 1994 Series A, Issued By
                 Connecticut Development Authority, 6.375%, 10/15/14                       10/04 at 102         AA-        1,859,501

    3,500,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1998
                 (General Obligation Bonds), 4.875%, 7/01/23                                7/08 at 101         AAA        3,480,015


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 4.8%

    1,900,000   Capitol Region Education Council (Connecticut), 6.700%, 10/15/10           10/05 at 102         BBB        2,073,945

    1,800,000   State of Connecticut, Special Tax Obligation Bonds, Transportation
                 Infrastructure Purposes, 1991 Series B, 6.500%, 10/01/10                  No Opt. Call         AA-        2,154,006

    1,250,000   City of Waterbury, Connecticut, General Obligation Tax Revenue Intercept
                 Refunding Bonds, 1993 Issue, 5.375%, 4/15/08                               4/03 at 102         AAA        1,324,013


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 7.4%

    3,000,000   State of Connecticut, Airport Revenue Refunding Bonds, Bradley International
                 Airport, Series 1992, 7.650%, 10/01/12                                    10/04 at 100         AAA        3,550,140

                City of New Haven, Connecticut, Air Rights Parking Facility Revenue Bonds,
                Series 1991:
    3,000,000    6.625%, 12/01/05                                                          12/01 at 102         AAA        3,290,340
    1,500,000    6.500%, 12/01/15                                                          12/01 at 102         AAA        1,636,890


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 8.7%

    2,355,000   State of Connecticut Health and Educational Facilities Authority, Revenue
                 Bonds, University of Hartford Issue, Series C, 8.000%, 7/01/18
                 (Pre-refunded to 7/01/03)                                                  7/03 at 100         AAA        2,710,322

                State of Connecticut Health and Educational Facilities
                Authority, Revenue Bonds, Sacred Heart University Issue, Series B:
    2,600,000    5.700%, 7/01/16                                                            7/03 at 102     BBB-***        2,644,772
    1,000,000    5.800%, 7/01/23                                                            7/03 at 102     BBB-***        1,014,400

    2,020,000   State of Connecticut Health and Educational Facilities Authority, Revenue
                 Bonds, Trinity College Issue, Series C, 6.000%, 7/01/22
                 (Pre-refunded to 7/01/02)                                                  7/02 at 102         AAA        2,212,546

    1,250,000   State of Connecticut Health and Educational Facilities Authority, Revenue
                 Bonds, Choate Rosemary Hall Issue, Series A, 7.000%, 7/01/25
                 (Pre-refunded to 7/01/04)                                                  7/04 at 101         AAA        1,455,238

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 11.6%
$   3,250,000   Connecticut Municipal Electric Energy Cooperative, Power Supply System
                 Revenue Bonds, 1993 Series A, 5.000%, 1/01/18                              1/04 at 102         AAA       $3,262,350

    2,200,000   Connecticut Resources Recovery Authority, Bridgeport Resco Company,
                 L.P. Project Bonds, Series A, 7.625%, 1/01/09                              1/03 at 100           A        2,282,940

    3,235,000   Connecticut Resources Recovery Authority, Resource Recovery Revenue
                 Bonds, American Ref-Fuel Company of Southeastern Connecticut Project,
                 1989 Series A, 7.700%, 11/15/11                                           11/99 at 103          AA        3,426,253

    2,795,000   Connecticut Development Authority, Water Facilities Revenue Bonds,
                 Bridgeport Hydraulic  Company Project, 1993 A Series, 5.600%, 6/01/28
                 (Alternative Minimum Tax)                                                  6/03 at 102         AAA        2,906,772

    1,400,000   Connecticut Development Authority, Water Facilities Refunding Revenue
                 Bonds (Bridgeport Hydraulic  Company Project - 1993B Series),
                 5.500%, 6/01/28                                                            6/03 at 102         AAA        1,469,720


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 2.9%

    1,000,000   State of Connecticut, Clean Water Fund Subordinate Revenue Refunding
                 Bonds, 1996 Series, 5.250%, 7/01/10                                        1/05 at 101         AAA        1,056,700

    2,000,000   South Central, Connecticut, Regional Water Authority, Water System
                 Revenue Bonds, Eleventh Series, 5.750%, 8/01/12                            8/03 at 102         AAA        2,173,258
------------------------------------------------------------------------------------------------------------------------------------
$ 105,785,000   Total Investments - (cost $105,757,983) - 98.3%                                                          112,965,134
=============
                Other Assets Less Liabilities - 1.7%                                                                       1,933,050
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $114,898,184
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Massachusetts Premium Income Municipal Fund (NMT)
                            November 30, 1998
                            (Unaudited)
    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 21.0%

$     835,000   Massachusetts Educational Financing Authority, Education Loan Revenue
                 Bonds, Issue E, Series 1995, 6.150%, 7/01/10 (Alternative Minimum Tax)     7/04 at 102         AAA       $  887,279

    1,970,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                 Boston College Issue, Series K, 5.250%, 6/01/23                            6/03 at 102         AAA        1,996,516

    1,500,000   Massachusetts Industrial Finance Agency, Revenue Bonds (College of the
                 Holy Cross - 1996 Issue), 5.500%, 3/01/20                                  3/06 at 102         AAA        1,581,600

    2,645,000   Massachusetts Industrial Finance Agency, Revenue Bonds (Whitehead
                 Institute for Biomedical Research - 1993 Issue), 5.125%, 7/01/26           7/03 at 102         Aa1        2,625,559

    1,175,000   Massachusetts Industrial Finance Agency, Revenue Bonds (Brooks
                 School Issue), Series 1993, 5.950%, 7/01/23                                7/03 at 102          A3        1,235,242

    3,500,000   Massachusetts Industrial Finance Agency, Revenue Bonds (Phillips
                 Academy Issue), Series 1993, 5.375%, 9/01/23                               9/08 at 102         AA+        3,651,690

    3,300,000   Massachusetts Industrial Finance Agency, Education Revenue Bonds
                 (Belmont Hill School Issue - Series 1998), 5.250%, 9/01/28                 9/08 at 101           A        3,297,261

    1,765,000   The New England Education Loan Marketing Corporation, Student Loan
                 Revenue Bonds, 1992 Subordinated Issue C, 6.750%, 9/01/02
                 (Alternative Minimum Tax)                                                 No Opt. Call          A3        1,912,607

    4,000,000   The New England Education Loan Marketing Corporation, Student Loan
                 Revenue Bonds, 1992 Subordinated Issue H, 6.900%, 11/01/09
                 (Alternative Minimum Tax)                                                 No Opt. Call          A3        4,648,000


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 17.5%

    4,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                 New England Medical Center Hospitals Issue, Series G-1, 5.375%, 7/01/24    7/04 at 102         AAA        4,084,680

    2,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds
                 (Daughters of Charity National Health System - The Carney Hospital),
                 Series D, 6.100%, 7/01/14                                                  7/04 at 102         AA+        2,178,800

    1,000,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, Massachusetts General Hospital Issue, Series G, 5.375%, 7/01/11     7/00 at 100         AAA        1,049,650

    3,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                 Lahey Clinic Medical Center Issue, Series B, 5.625%, 7/01/15               7/03 at 102         AAA        3,151,170

      400,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Refunding Bonds (Cardinal Cushing General Hospital), Series 1989-A,
                 8.500%, 7/01/00                                                        7/99 at 102 1/2         N/R          412,656

                Massachusetts Health and Educational Facilities Authority,
                Revenue Refunding Bonds, Youville Hospital ssue (FHA Insured
                Project), Series B:
    2,460,000    6.125%, 2/15/15                                                            2/04 at 102          Aa        2,602,828
    1,000,000    6.000%, 2/15/25                                                            2/04 at 102          Aa        1,044,500

    2,805,000   Massachusetts Health and Educational Facilities Authority,
                 Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25                  7/08 at 102         AAA        2,771,144

    1,000,000   Massachusetts Health and Educational Facilities Authority, Revenue
                 Bonds, Harvard Pilgrim Health Care Issue, Series A, 4.750%, 7/01/22        7/08 at 101         AAA          958,210


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 13.2%

    3,800,000   Massachusetts Housing Finance Agency, Housing Project Revenue Bonds,
                 6.300%, 10/01/13                                                           4/03 at 102          A+        4,045,328

    4,000,000   Massachusetts Housing Finance Agency, Housing Development Bonds,
                 1998 Series A, 5.375%, 6/01/16 (Alternative Minimum Tax)                   6/08 at 101         AAA        4,115,880

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$   3,315,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage
                 Revenue Bonds, 1997 Series C, 5.625%, 7/01/40 (Alternative Minimum Tax)    7/07 at 101         AAA       $3,414,815

    1,935,000   Massachusetts Housing Finance Agency, Rental Housing Mortgage
                 Revenue Bonds, 1995 Series A (FHA Insured Mortgage Loans),
                 7.350%, 1/01/35 (Alternative Minimum Tax)                                  1/05 at 102         AAA        2,130,919


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 2.7%


    1,000,000   Massachusett Health and Educational Facilities Authority, Revenue
                 Refunding Bonds, Youville Hospital Issue (FHA Insured Project),
                 Series A, 6.250%, 2/15/41                                                  2/07 at 102         Aa2        1,086,310

    1,125,000   Massachusetts Industrial Financial Agency, Revenue Bonds, Heights
                 Crossing Limited Partnership Issue (FHA Insured Project), Series 1995,
                 6.000%, 2/01/15 (Alternative Minimum Tax)                                  2/06 at 102         AAA        1,191,566

      500,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Briscoe
                 House Assisted Living Issue (FHA Insured Project), 6.050%, 2/01/17
                 (Alternative Minimum Tax)                                                  8/07 at 105         AAA          550,715


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 8.8%

                Town of Barnstable, Massachusetts, General Obligation Bonds:
    1,020,000    5.750%, 9/15/10                                                            9/04 at 102         Aa3        1,118,716
    1,020,000    5.750%, 9/15/11                                                            9/04 at 102         Aa3        1,117,879
      965,000    5.750%, 9/15/12                                                            9/04 at 102         Aa3        1,049,785

    1,000,000   City of Chelsea, Massachusetts, General Obligation Bonds, School
                 Project Loan Act of 1948, 7.000%, 6/15/03                                 No Opt. Call         AAA        1,125,430

    4,375,000   City of Lowell, Massachusetts, General Obligation State Qualified
                 Bonds, 5.600%, 11/01/12                                                   11/03 at 102         AAA        4,722,944


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 6.6%

    4,000,000   Massachusetts Port Authority, Special Facilities Revenue Bonds
                 (U.S. Air Project), Series 1996-A, 5.750%, 9/01/16
                 (Alternative Minimum Tax)                                                  9/06 at 102         AAA        4,317,120
    2,500,000   Massachusetts Industrial Finance Agency, Parking Facility Revenue
                 Bonds (Avon Associates LLC Project), Series 1998A, 5.375%, 4/01/20         4/03 at 102         AAA        2,560,425


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 19.0%

    2,500,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,
                 Malden Hospital Issue (FHA Insured Project), Series A, 5.000%, 8/01/16    No Opt. Call         AAA        2,551,450

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, New England Deaconess Hospital Issue, Series D:
    3,310,000    6.625%, 4/01/12 (Pre-refunded to 4/01/02)                                  4/02 at 102         AAA        3,666,851
    1,000,000    6.875%, 4/01/22 (Pre-refunded to 4/01/02)                                  4/02 at 102         AAA        1,115,410

    1,000,000   Massachusetts Port Authority, Revenue Bonds, Series 1982,
                 13.000%, 7/01/13                                                          No Opt. Call         AAA        1,717,830

    2,500,000   Massachusetts Industrial Finance Agency, Revenue Refunding Bonds,
                 College of the Holy Cross, 1992 Issue II, 6.375%, 11/01/15
                 (Pre-refunded to 11/01/02)                                                11/02 at 102      AA-***        2,782,700

    1,300,000   Massachusetts Industrial Finance Agency, Revenue Bonds, Merrimack
                 College Issue, Series 1992, 7.125%, 7/01/12 (Pre-refunded to 7/01/02)      7/02 at 102         AAA        1,470,053

    3,000,000   Massachusetts Water Resources Authority, General Revenue Bonds,
                 1991 Series A, 5.750%, 12/01/21 (Pre-refunded to 12/01/01)                12/01 at 100         Aaa        3,180,900

    3,000,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,
                 7.000%, 7/01/21 (Pre-refunded to 7/01/01)                                  7/01 at 102         Aaa        3,311,010


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 5.5%

    2,000,000   Massachusetts Municipal Wholesale Electric Company, Power Supply
                 System Revenue Bonds, 1992 Series A, 6.000%, 7/01/18                       7/02 at 100         AAA        2,126,480

    3,275,000   Massachusetts Industrial Finance Agency, Resource Recovery Revenue
                 Bonds, SEMASS Project, Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)                                                  7/01 at 103         N/R        3,636,003

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 2.8%

$   3,000,000   Massachusetts Water Resources Authority, General Revenue Refunding Bonds,
                 1993 Series B, 5.000%, 3/01/22                                             3/03 at 100          A1       $2,949,150
------------------------------------------------------------------------------------------------------------------------------------
$  94,795,000   Total Investments - (cost $93,649,807) - 97.1%                                                           101,145,061
=============
                Other Assets Less Liabilities - 2.9%                                                                       2,967,494
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $104,112,555
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient
U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.
                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Missouri Premium Income Municipal Fund (NOM)
                            November 30, 1998
                            (Unaudited)
    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 5.7%

$     500,000   The Industrial Development Authority of the City of Kansas City, Missouri,
                 (Ewing Marion Kauffman Foundation Project), Fixed Rate Revenue Bonds,
                 Series 1997B, 5.700%, 4/01/27                                              4/07 at 100         AAA       $  531,110

    1,775,000   Northwest Missouri State University, Housing System Revenue Bonds,
                 Series 1998, 7.000%, 6/01/11                                               6/08 at 100         Aaa        2,135,627


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 10.1%

    1,000,000   Health and Educational Facilities Authority of the State of Missouri,
                 Health Facilities Refunding Revenue Bonds (SSM Health Care),
                 Series 1992AA, 6.250%, 6/01/07                                             6/02 at 102         AAA        1,093,720

    1,000,000   Health and Educational Facilities Authority of the State of Missouri,
                 Health Facilities Revenue Bonds (BJC Health System), Series 1994A,
                 6.750%, 5/15/12                                                           No Opt. Call          AA        1,212,240

    1,000,000   Health and Educational Facilities Authority of the State of Missouri,
                 Health Facilities Revenue Bonds (Lake of the Ozarks General
                 Hospital Inc.), Series 1996, 6.500%, 2/15/21                               2/06 at 102        BBB+        1,092,300

      400,000   Health and Educational Facilities Authority of the State of Missouri,
                 Health Facilities Revenue Bonds (BJC Health System), Series 1998,
                 5.000%, 5/15/28                                                            5/08 at 101          AA          391,240

    1,000,000   Ray County, Missouri, Hospital Revenue Bonds (Ray County
                 Memorial Hospital), Series 1997, 5.750%, 11/15/12                      5/05 at 101 1/2         N/R        1,015,520


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 14.0%

      650,000   The Industrial Development Authority of the City of Kansas City,
                 Missouri, Multifamily Housing Revenue Refunding Bonds (President
                 Gardens Apartment Project), Series 1997A, 5.550%, 8/01/25                  2/08 at 102         AAA          667,934

    1,550,000   Missouri Housing Development Commission, Multifamily Housing
                 Revenue Bonds (Brookstone Village Apartments Project),
                 1996 Series A, 6.100%, 12/01/21 (Alternative Minimum Tax)                 12/06 at 102         AAA        1,646,550

    1,250,000   The Industrial Development Authority of St. Charles County, Missouri,
                 Multifamily Housing Revenue Bonds (Ashwood Apartments Project),
                 Series 1998A, 5.600%, 4/01/30 (Alternative Minimum Tax)                    4/08 at 102         AAA        1,276,200

    1,045,000   The Industrial Development Authority of the County of St. Louis, Missouri,
                 Multifamily Housing Revenue Refunding Bonds (GNMA Collateralized -
                 South Summit Apartments Project), Series 1997A, 5.950%, 4/20/17            4/07 at 102         AAA        1,120,240

      600,000   The Industrial Development Authority of the County of St. Louis, Missouri,
                 Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - South Summit Apartments Project), Series 1997B,
                 6.000%, 10/20/15 (Alternative Minimum Tax)                                 4/07 at 102         AAA          640,104

    1,250,000   The Industrial Development Authority of University City, Missouri,
                 Multifamily Housing Revenue Refunding Bonds (GNMA
                 Collateralized - Canterbury Gardens Project), Series 1995A,
                 5.900%, 12/20/20                                                          12/05 at 102         AAA        1,314,350


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 8.9%

    1,795,000   Missouri Housing Development Commission, Single Family Mortgage
                 Revenue Bonds (Homeownership Loan Program), 1995 Series C,
                 7.250%, 9/01/26 (Alternative Minimum Tax)                                  3/06 at 105         AAA        2,034,938

    2,075,000   Missouri Housing Development Commission, Single Family Mortgage
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 1991 Series A, 7.375%, 8/01/23 (Alternative Minimum Tax)                   2/01 at 102         AAA        2,188,897


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 17.2%

    2,020,000   Ritenour School District of St. Louis County, Missouri, General Obligation
                 School Bonds, Series 1995, 7.375%, 2/01/12                                No Opt. Call         AAA        2,553,623

    1,500,000   Francis Howell School District, St. Charles County, Missouri, General
                 Obligation Refunding Bonds, Series 1994A, 7.800%, 3/01/08                 No Opt. Call         AAA        1,900,695

    1,000,000   School District of the City of St. Charles, Missouri, General Obligation
                 Bonds (Missouri Direct Deposit Program), Series 1996A,
                 5.625%, 3/01/14                                                            3/06 at 100          AA        1,072,590

    1,395,000   The Board of Education of the City of St. Louis (Missouri), General
                 Obligation School Refunding Bonds, Series 1993A, 8.500%, 4/01/07          No Opt. Call         AAA        1,815,383

      625,000   Reorganized School District No. R-IV of Stone County, Missouri (Reeds
                 Spring, Missouri), General Obligation School Building, Refunding
                 and Improvement Bonds, Series 1995, 7.600%, 3/01/10                       No Opt. Call         AAA          808,194

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 16.6%

$   1,000,000   Fort Zumwalt School District Improvement Corporation, Leasehold
                 Revenue Bonds, Fort Zumwalt S.D., St Charles County, Series 1997,
                 5.600%, 3/01/17                                                            3/07 at 100         Aaa       $1,060,270

    1,000,000   Land Clearance for Redevelopment Authority of Kansas City, Missouri,
                 Lease Revenue Bonds (Municipal Auditorium and Muehlebach Hotel
                 Redevelopment Project), Series 1995A, 5.900%, 12/01/18                    12/05 at 102         AAA        1,086,290

    1,000,000   Kansas City Municipal Assistance Corporation, Leasehold Revenue
                 Capital Improvement Bonds (Kansas City, Missouri, Lessee),
                 Series 1996B, 5.700%, 1/15/13                                              1/06 at 101         AAA        1,081,520

    1,000,000   Regional Convention and Sports Complex Authority, Convention and
                 Sports Facility Project and Refunding Bonds, Series A 1993
                 (State of Missouri Sponsor), 5.500%, 8/15/13                               8/03 at 102          A+        1,041,700

    1,500,000   St. Louis Municipal Finance Corporation, Leasehold Revenue Refunding
                 Bonds, 5.850%, 7/15/09                                                     7/03 at 102          A1        1,608,360

    1,800,000   St. Louis Municipal Finance Corporation, City Justice Center, Leasehold
                 Revenue Improvement Bonds, Series 1996A (City of St. Louis, Missouri,
                 Lessee), 5.750%, 2/15/11                                                   2/06 at 102         AAA        1,977,822


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 6.0%

    1,500,000   City of Kansas City, Missouri, General Improvement Airport Bonds,
                 Series 1994 A, 6.900%, 9/01/11 (Alternative Minimum Tax)                   9/04 at 101         AAA        1,708,095

    1,000,000   The City of St. Louis, Missouri, Airport Revenue Bonds, Series 1997
                 (1997 Capital Improvement Program), Lambert - St.Louis International
                 Airport, 6.000%, 7/01/12 (Alternative Minimum Tax)                        No Opt. Call         AAA        1,134,260


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 9.4%

    1,290,000   Health and Educational Facilities Authority of the State of Missouri,
                 Health Facilities Revenue Bonds (SSM Health Care Obligated
                 Group Projects), Series 1990B, 7.000%, 6/01/15                             6/00 at 102         AAA        1,391,226

    1,500,000   Certificates of Receipt, Series 1993, St. Louis County, Missouri,
                 GNMA Collateralized Mortgage Revenue Bonds (Escrowed with
                 United States Governmental Obligations), 5.650%, 7/01/20
                 (Alternative Minimum Tax)                                                 No Opt. Call         AAA        1,651,950

    1,275,000   St. Louis Municipal Finance Corporation, Leasehold Revenue Improvement
                 and Refunding Bonds, Series 1992 (City of St. Louis, Missouri, Lessee),
                 6.250%, 2/15/12 (Pre-refunded to 2/15/05)                                  2/05 at 100         AAA        1,433,852


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 10.3%

    1,225,000   State Environmental Improvement and Energy Resources Authority
                 (State of Missouri), Water Pollution Control Revenue Bonds (State
                 Revolving Fund Program - City of Kansas City Project),
                 Series 1995B, 7.750%, 1/01/08                                              1/05 at 102         Aa1        1,473,908

    1,000,000   State Environmental Improvement and Energy Resources Authority
                 (State of Missouri), Water Pollution Control Revenue Bonds (State
                 Revolving Fund Program - City of Branson Project),
                 Series 1995A, 6.050%, 7/01/16                                              7/04 at 102         AAA        1,106,810

    1,000,000   State Environmental Improvement and Energy Resources Authority
                 (State of Missouri), Water Pollution Control Revenue Bonds (State
                 Revolving Fund Program - Multiple Participant Series),
                 Series 1996D, 5.875%, 1/01/15                                              1/06 at 101         Aa1        1,074,460

      350,000   State Environmental Improvement and Energy Resources Authority
                 (State of Missouri), Water Pollution Control Revenue Bonds (State
                 Revolving Fund Program - City of Kansas City Project),
                 Series 1997C, 6.750%, 1/01/12                                             No Opt. Call         Aa1       $  426,642

      750,000   The City of St. Louis, Missouri, Water Revenue Refunding and
                 Improvement Bonds, Series 1994, 6.000%, 7/01/14                            7/04 at 102         AAA          829,050
------------------------------------------------------------------------------------------------------------------------------------
$  41,620,000   Total Investments - (cost $43,112,428) - 98.2%                                                            46,597,670
=============
                Other Assets Less Liabilities - 1.8%                                                                         858,537
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $47,456,207
                ====================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

                            Portfolio of Investments
                            Nuveen Washington Premium Income Municipal Fund (NPW)
                            November 30, 1998
                            (Unaudited)
    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 5.1%

$  $1,000,000   University of Washington, Housing and Dining System Revenue Refunding
                 Bonds, Junior Lien Series 1996, 5.125%, 12/01/15                          12/06 at 102         AAA       $1,022,860

    1,400,000   Washington State University, Housing and Dining System Revenue and
                 Refunding Bonds, Series 1994, 6.375%, 10/01/18                            10/04 at 101         AAA        1,560,510

       65,000   Western Washington University, Housing and Dining System Revenue
                 Bonds, Series 1992, 6.375%, 10/01/22                                      10/02 at 101         AAA           70,788


------------------------------------------------------------------------------------------------------------------------------------
                Health Care - 11.7%

    1,000,000   Washington Health Care Facilities Authority, Revenue Bonds,
                 Series 1993A (The Heart Institute of Spokane), 5.800%, 8/15/18             8/04 at 102         AA-        1,051,550

    2,000,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1992
                 (The Childrens Hospital and Medical Center, Seattle), 6.125%, 10/01/13    10/02 at 102         AAA        2,203,960

    2,000,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1998
                 (Highline Community Hospital), 5.000%, 8/15/21                             8/08 at 102          AA        1,930,100

    1,000,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1998
                 (Harrison Memorial Hospital), 5.000%, 8/15/28                              8/13 at 102         AAA          973,520


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 5.9%

    2,000,000   Housing Authority of the County of King Washington, Housing Revenue Bonds,
                 Series 1995 (Woodridge Park Project), 6.350%, 5/01/25
                 (Alternative Minimum Tax)                                                  5/05 at 100         AA+        2,108,460

      965,000   Washington State Housing Finance Commission, Multifamily Mortgage
                 Revenue Bonds (GNMA Mortgage Backed Securities Program),
                 Series 1989A, 7.700%, 7/01/32 (Alternative Minimum Tax)                    1/00 at 103         AAA        1,006,360


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 4.4%

    1,610,000   Washington State Housing Finance Commission, Single-Family Mortgage
                 Revenue Bonds (Mortgage Backed Securities Program), Series 1992D-1,
                 6.150%, 1/01/26 (Alternative Minimum Tax)                                 No Opt. Call         AAA        1,796,519

      475,000   Washington State Housing Finance Commission, Single Family Program
                 Bonds, 1997 Series 2A, 6.050%, 12/01/16                                    6/07 at 102         Aaa          504,987


------------------------------------------------------------------------------------------------------------------------------------
                Long Term Care - 3.5%

    1,640,000   Housing Authority of Skagit County, Low-Income Housing Assistance
                 Revenue Bonds, Series 1993 (GNMA Collateralized Mortgage Loan -
                 Sea Mar Project), 7.000%, 6/20/35                                         11/04 at 104         AAA        1,818,038


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 20.9%

    1,655,000   City of Everett, Washington, Limited Tax General Obligation Bonds,
                 Series 1997, 5.125%, 9/01/17                                               9/07 at 100         Aaa        1,681,828

    1,000,000   Federal Way School District No. 210, King County, Washington,
                 Unlimited Tax General Obligation and Refunding Bonds,
                 Series 1993, 5.750%, 12/01/12                                             No Opt. Call         AAA        1,126,040

    1,360,000   Tahoma School District No. 409, King County, Washington, Unlimited
                 Tax General Obligation Improvement and Refunding Bonds,
                 Series 1997, 6.000%, 12/01/10                                             No Opt. Call         Aaa        1,561,919

    1,000,000   Peninsula School District No. 401, Pierce County, Washington, Unlimited
                 Tax General Obligation Refunding Bonds, Series 1993, 5.500%, 12/01/08     No Opt. Call         AAA        1,099,710

    1,000,000   The City of Renton, Washington, Limited Tax General Obligation Bonds,
                 General Purpose/Public Improvement Bonds, Series 1997B,
                 5.750%, 12/01/17                                                           6/07 at 100         AAA        1,075,440

    1,500,000   Mukilteo School District No. 6, Snohomish County, Washington, Unlimited
                 Tax General Obligation and Refunding Bonds, Series 1993,
                 5.700%, 12/01/12                                                          No Opt. Call         AAA        1,684,665

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

$     500,000   Edmonds School District No. 15, Snohomish County, Washington,
                 Unlimited Tax General Obligation Bonds, Series 1994,
                 6.500%, 12/01/08                                                          No Opt. Call         AA-       $  587,105

    2,000,000   State of Washington, General Obligation Bonds, Series 1994B,
                 6.000%, 5/01/19                                                            5/04 at 100         AA+        2,144,260


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 3.6%

                Seattle Indian Services Commission, Special Obligation Bonds, Series 1994:
    1,000,000    6.000%, 11/01/16                                                          11/04 at 100         AA+        1,080,650
      750,000    6.150%, 11/01/24                                                          11/04 at 100         AA+          820,905


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 7.9%

    1,300,000   Port of Seattle, Washington, Revenue Bonds, Series 1996A,
                 5.500%, 9/01/21                                                            9/06 at 101         AAA        1,366,677

    1,000,000   Port of Vancouver, Clark County, Washington, Limited Tax General
                 Obligation Bonds, 1994 Series B, 6.000%, 12/01/04
                 (Alternative Minimum Tax)                                                 No Opt. Call         AAA        1,107,760

    1,675,000   Spokane Downtown Foundation, Parking Revenue Bonds, Series 1998
                 (River Park Square Project), 5.600%, 8/01/19                               8/08 at 102        BBB-        1,687,713


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 7.6%

    1,000,000   Port of Seattle, Washington, Revenue Bonds, Series 1990A,
                 6.000%, 12/01/14 (Pre-refunded to 12/01/00)                               12/00 at 100      AA-***        1,048,900

    1,250,000   Washington Health Care Facilities Authority, Revenue Bonds, Refunding
                 Series 1992 (Franciscan Health System/Saint Clare Hospital, Tacoma),
                 6.625%, 7/01/20 (Pre-refunded to 7/01/02)                                  7/02 at 102         AAA        1,392,038

    1,400,000   Washington Health Care Facilities Authority, Revenue Bonds, Series 1992,
                 (Swedish Hospital Medical Center, Seattle), 6.300%, 11/15/22
                 (Pre-refunded to 11/15/02)                                                11/02 at 102         AAA        1,555,162


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 14.3%

    1,100,000   Public Utility District No. 1 of Klickitat County, Washington, Electric
                 Revenue Bonds, Series 1995, 5.650%, 10/01/15                              10/05 at 101         AAA        1,171,995

    1,000,000   Lewis County Public Utility District, Cowlitz Falls Hydroelectric Project,
                 Revenue Refunding Bonds, Series 1993, 5.500%, 10/01/22                    10/03 at 102         Aa1        1,033,550

    1,000,000   The City of Seattle, Washington, Municipal Light and Power Revenue
                 Bonds, 5.625%, 10/01/21                                                   10/06 at 102         AAA        1,066,030

      500,000   The City of Seattle, Washington, Municipal Light and Power Revenue
                 Bonds, Series 1992A, 5.750%, 8/01/12                                       8/02 at 102          AA          536,690

    1,385,000   Public Utility District No. 1 of Snohomish County, Washington, Generation
                 System Revenue Bonds, Series 1993B, 5.750%, 1/01/09
                 (Alternative Minimum Tax)                                                  1/04 at 102          A+        1,479,402

    1,000,000   Washington Public Power Supply System, Nuclear Project No. 1
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17                     7/03 at 102         AAA        1,045,270

    1,000,000   Washington Public Power Supply System, Nuclear Project No. 3
                 Refunding Revenue Bonds, Series 1993B, 7.000%, 7/01/09                    No Opt. Call         Aa1        1,201,630


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 13.2%

    1,050,000   City of Bellevue, King County, Washington, Water and Sewer Revenue
                 Refunding Bonds, Series 1994, 5.875%, 7/01/09                              7/04 at 100          Aa        1,139,985

    1,035,000   Covington Water District, 6.050%, 3/01/20                                   3/05 at 100         AAA        1,120,046

      800,000   Kitsap County, Washington, Sewer Revenue Bonds, Series 1996,
                 5.750%, 7/01/16                                                            7/06 at 100         AAA          865,504

      900,000   City of Richland, Washington, Water and Sewer Improvement Revenue
                 Bonds, Series 1993, 5.625%, 4/01/12                                        4/03 at 100         AAA          963,918

    1,200,000   Sammamish Plateau Water and Sewer District, King County, Washington,
                 Water and Sewer Revenue Refunding Bonds, 1996, 5.500%, 12/01/16           12/06 at 100         AAA        1,250,820

    Principal                                                                             Optional Call                       Market
       Amount   Description                                                                 Provisions*   Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$     500,000   The City of Seattle, Washington, Water System and Refunding Revenue
                 Bonds, 1993, 5.250%, 12/01/23                                              6/03 at 101          AA       $  505,345

    1,000,000   Yakima - Tieton Irrigation District, Yakima County, Washington, Refunding
                 Revenue Bonds, 1992, 6.125%, 6/01/13                                       6/03 at 102         AAA        1,099,798
------------------------------------------------------------------------------------------------------------------------------------
$  48,015,000   Total Investments - (cost $47,698,973) - 98.1%                                                            51,548,407
=============
                Other Assets Less Liabilities - 1.9%                                                                         999,041
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                        $52,547,448
                ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                                 See accompanying notes to financial statements.

Statement of Net Assets
November 30, 1998
(Unaudited)
                                                            Connecticut        Massachusetts            Missouri          Washington
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at
  market value (note 1)                                    $112,965,134         $101,145,061         $46,597,670         $51,548,407
 Cash                                                           407,976               76,500             145,573             327,998
 Receivables:
   Interest                                                   1,978,935            1,881,649             859,177             895,701
   Investments sold                                                  --            1,438,100              40,725                  --
 Other assets                                                    10,146                8,644               8,652               7,061
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                          115,362,191          104,549,954          47,651,797          52,779,167
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Accrued expenses:
   Management fees (note 6)                                      61,182               55,422              25,283              27,990
   Other                                                         47,487               44,424              30,233              46,685
 Preferred share dividends payable                                9,989               10,957               4,819               6,241
 Common share dividends payable                                 345,349              326,596             135,255             150,803
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                         464,007              437,399             195,590             231,719
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                        $114,898,184         $104,112,555         $47,456,207         $52,547,448
====================================================================================================================================
Preferred shares, at liquidation value                     $ 38,300,000         $ 34,000,000         $16,000,000         $17,000,000
====================================================================================================================================
Preferred shares outstanding                                      1,532                1,360                 640                 680
====================================================================================================================================
Common shares outstanding                                     5,193,215            4,632,575           2,146,908           2,320,051
====================================================================================================================================
Net asset value per Common share outstanding
  (net assets less Preferred shares at liquidation
  value, divided by Common shares outstanding)             $      14.75         $      15.13         $     14.65         $     15.32
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Six Months Ended November 30, 1998
(Unaudited)
                                                            Connecticut        Massachusetts            Missouri          Washington
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                   $3,099,304           $2,846,455          $1,272,941          $1,415,081
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees (note 6)                                       372,005              337,135             153,744             170,294
 Preferred shares - auction fees                                 48,006               42,617              20,055              21,309
 Preferred shares - dividend disbursing agent fees                5,014                5,014               5,014               5,014
 Shareholders' servicing agent fees and expenses                  8,106                4,152               3,616               1,498
 Custodian's fees and expenses                                   19,380               18,803              15,930              16,344
 Trustees' fees and expenses (note 6)                               536                  487                 223                 245
 Professional fees                                                8,660                8,647               8,570               8,577
 Shareholders' reports - printing and mailing expenses           19,314               18,897              10,885              10,660
 Stock exchange listing fees                                      8,147                8,131               1,001               1,087
 Investor relations expense                                       5,078                4,343               2,200               2,101
 Other expenses                                                   4,672                4,546               3,180               3,228
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                  498,918              452,772             224,418             240,357
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         2,600,386            2,393,683           1,048,523           1,174,724
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain (loss) from investment transactions
 (notes 1 and 4)                                                 63,498               28,637              (6,830)            148,001
Net change in unrealized appreciation or
 depreciation of investments                                  1,235,664            1,054,087             482,804             461,416
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                     1,299,162            1,082,724             475,974             609,417
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   $3,899,548           $3,476,407          $1,524,497          $1,784,141
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
(Unaudited)
                                                                      Connecticut                           Massachusetts
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months Ended           Year Ended   Six Months Ended          Year Ended
                                                               11/30/98              5/31/98           11/30/98             5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $ 2,600,386          $ 5,159,370        $ 2,393,683          $ 4,891,388
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                               63,498              422,013             28,637              671,439
Net change in unrealized appreciation or
  depreciation of investments                                1,235,664            4,143,106          1,054,087            3,102,632
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   3,899,548            9,724,489          3,476,407            8,665,459
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                      (2,069,968)          (4,108,452)        (1,964,836)          (3,905,877)
   Preferred shareholders                                     (523,143)          (1,169,485)          (467,634)          (1,096,311)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (2,593,111)          (5,277,937)        (2,432,470)          (5,002,188)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders due
   to reinvestment of distributions                            207,675              413,844            132,648              266,611
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                   1,514,112            4,860,396          1,176,585            3,929,882
Net assets at beginning of period                          113,384,072          108,523,676        102,935,970           99,006,088
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                               $114,898,184         $113,384,072       $104,112,555         $102,935,970
===================================================================================================================================
Balance of undistributed net investment
  income at end of period                                 $    291,378         $    284,103       $  175,441           $    214,228
===================================================================================================================================
                                                                       Missouri                              Washington
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months Ended           Year Ended   Six Months Ended           Year Ended
                                                              11/30/98              5/31/98           11/30/98              5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $ 1,048,523          $ 2,134,126        $ 1,174,724         $  2,368,345
Net realized gain (loss) from investment transactions
  (notes 1 and 4)                                               (6,830)             380,799            148,001               94,941
Net change in unrealized appreciation or
  depreciation of investments                                  482,804            1,267,040            461,416            2,195,317
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   1,524,497            3,781,965          1,784,141            4,658,603
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Common shareholders                                        (812,903)          (1,629,870)          (895,539)          (1,753,958)
   Preferred shareholders                                     (257,887)            (526,508)          (289,249)            (596,423)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (1,070,790)          (2,156,378)        (1,184,788)          (2,350,381)
-----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares issued to shareholders due
   to reinvestment of distributions                              67,180               85,411                 --                  --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                      520,887            1,710,998            599,353           2,308,222
Net assets at beginning of period                            46,935,320           45,224,322         51,948,095          49,639,873
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                                 $47,456,207          $46,935,320        $52,547,448         $51,948,095
===================================================================================================================================
Balance of undistributed net investment
  income at end of period                                   $   134,615          $   156,882        $    95,564         $   105,628
===================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1. General Information and Significant Accounting Policies
The state Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Connecticut Premium Income Municipal Fund
(NTC), Nuveen Massachusetts Premium Income Municipal Fund (NMT), Nuveen Missouri Premium Income Municipal Fund (NOM) and Nuveen Washington Premium Income Municipal Fund (NPW). Connecticut and Massachusetts are traded on the New York Stock Exchange while Missouri and Washington are traded on the American Stock Exchange.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1998, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.01 per Common share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, if any, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding for each Fund is as follows:

                            Connecticut  Massachusetts     Missouri   Washington
--------------------------------------------------------------------------------
Number of Shares:
   Series Th                      1,532          1,360          640          680
================================================================================

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Common shares were as follows:

                                                            Connecticut                  Massachusetts
---------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended   Six Months Ended    Year Ended
                                                         11/30/98      5/31/98           11/30/98       5/31/98
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                           13,023       27,446              8,051        17,254
===============================================================================================================
                                                              Missouri                   Washington
---------------------------------------------------------------------------------------------------------------
                                                 Six Months Ended   Year Ended   Six Months Ended    Year Ended
                                                         11/30/98      5/31/98           11/30/98       5/31/98
---------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of
   distributions                                            4,448        5,923                 --            --
===============================================================================================================

3. Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 28, 1998, to shareholders of record on December 15, 1998, as follows:

                            Connecticut  Massachusetts     Missouri   Washington
--------------------------------------------------------------------------------
Dividend per share               $.0665         $.0705       $.0630       $.0650
================================================================================

At the same time, Massachusetts and Missouri also declared taxable distributions, which include capital gains and/or market discount, of $.0051 and $.0095 per share, respectively.

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended November 30, 1998, were as follows:

                                                       Connecticut  Massachusetts     Missouri   Washington
-----------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities                  $2,205,923    $ 8,343,284   $  389,732   $2,627,838
   Temporary municipal investments                       2,500,000     11,800,000      800,000      300,000
Sales and Maturities:
   Investments in municipal securities                   2,439,755      8,940,500      155,000    2,704,045
   Temporary municipal investments                       2,500,000     12,100,000    1,100,000      500,000
===========================================================================================================

At November 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At May 31, 1998, the Funds' last fiscal year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                       Connecticut  Massachusetts     Missouri   Washington
-----------------------------------------------------------------------------------------------------------
Expiration year:
   2003                                                $   895,482    $   615,511  $   949,075     $469,931
   2004                                                  1,105,901        945,779      708,417       70,082
   2005                                                    847,914        195,761           --           --
-----------------------------------------------------------------------------------------------------------
Total                                                   $2,849,297    $ 1,757,051   $1,657,492     $540,013
===========================================================================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 1998, were as follows:

                                                       Connecticut  Massachusetts     Missouri   Washington
-----------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                         $7,207,151     $7,509,607   $3,485,242   $3,854,825
   depreciation                                                 --        (14,353)          --       (5,391)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation                             $7,207,151     $7,495,254   $3,485,242   $3,849,434
===========================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
================================================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets
At November 30, 1998, net assets consisted of:

                                                       Connecticut  Massachusetts     Missouri   Washington
-----------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                $ 38,300,000  $ 34,000,000  $16,000,000  $17,000,000
Common shares, $.01 par value per share                      51,932        46,326       21,469       23,201
Paid-in surplus                                          71,832,934    64,123,948   29,479,203   31,971,262
Balance of undistributed net investment income              291,378       175,441      134,615       95,564
Accumulated net realized gain (loss)
   from investment transactions                          (2,785,211)   (1,728,414)  (1,664,322)    (392,013)
Net unrealized appreciation of investments                7,207,151     7,495,254    3,485,242    3,849,434
-----------------------------------------------------------------------------------------------------------
Net assets                                             $114,898,184  $104,112,555  $47,456,207  $52,547,448
===========================================================================================================
Authorized shares:
   Common                                                 Unlimited     Unlimited    Unlimited    Unlimited
   Preferred                                              Unlimited     Unlimited    Unlimited    Unlimited
===========================================================================================================

               Financial Highlights
               (Unaudited)
               Selected data for a Common share outstanding throughout each period is as follows:
                                            Investment Operations
                                    ---------------------------------------
                                                     Net
                                                     Realized/
                  Beginning         Net              Unrealized
                  Net Asset         Investment       Investment
                  Value             Income           Gain (Loss)      Total
Connecticut
Year Ended 5/31:
         1999 (a) $14.49            $ .50            $ .26            $ .76
         1998      13.63             1.00              .89             1.89
         1997      12.99             1.00              .60             1.60
         1996      13.20              .98             (.21)             .77
         1995      12.45              .98              .74             1.72
         1994      13.96              .77            (1.40)            (.63)
Massachusetts
Year Ended 5/31:
         1999 (a)  14.91              .52              .22              .74
         1998      14.11             1.06              .83             1.89
         1997      13.58             1.06              .53             1.59
         1996      13.76             1.05             (.19)             .86
         1995      12.90             1.04              .84             1.88
         1994      14.08              .87            (1.01)            (.14)
Missouri
Year Ended 5/31:
         1999 (a)  14.44              .49              .22              .71
         1998      13.68              .99              .78             1.77
         1997      13.11             1.00              .55             1.55
         1996      13.37              .96             (.30)             .66
         1995      12.35              .95             1.02             1.97
         1994      13.90              .76            (1.40)            (.64)
Washington
Year Ended 5/31:
         1999 (a)  15.06              .51              .27              .78
         1998      14.07             1.02              .99             2.01
         1997      13.48             1.02              .58             1.60
         1996      13.71             1.02             (.23)             .79
         1995      12.97             1.01              .77             1.78
         1994      14.09              .91             (.93)            (.02)
                                               Less Distributions
                     --------------------------------------------------------------------------
                     Net            Net
                     Investment     Investment       Capital          Capital
                     Income         Income           Gain             Gain
                     To Common      To Preferred     To Common        To Preferred
                     Shareholders   Shareholders+    Shareholders     Shareholders+     Total
Connecticut
Year Ended 5/31:
         1999 (a)    $(.40)         $(.10)           $--              $--               $ (.50)
         1998         (.80)          (.23)            --               --                (1.03)
         1997         (.76)          (.20)            --               --                 (.96)
         1996         (.73)          (.25)            --               --                 (.98)
         1995         (.74)          (.23)            --               --                 (.97)
         1994         (.61)          (.13)            --               --                 (.74)
Massachusetts
Year Ended 5/31:
         1999 (a)     (.42)          (.10)            --               --                 (.52)
         1998         (.85)          (.24)            --               --                (1.09)
         1997         (.84)          (.22)            --               --                (1.06)
         1996         (.80)          (.24)            --               --                (1.04)
         1995         (.78)          (.24)            --               --                (1.02)
         1994         (.74)          (.15)            --               --                 (.89)
Missouri
Year Ended 5/31:
         1999 (a)     (.38)          (.12)            --               --                 (.50)
         1998         (.76)          (.25)            --               --                (1.01)
         1997         (.73)          (.25)            --               --                 (.98)
         1996         (.67)          (.25)            --               --                 (.92)
         1995         (.69)          (.26)            --               --                 (.95)
         1994         (.59)          (.14)            --               --                 (.73)
Washington
Year Ended 5/31:
         1999 (a)     (.39)          (.13)            --               --                 (.52)
         1998         (.76)          (.26)            --               --                (1.02)
         1997         (.75)          (.26)            --               --                (1.01)
         1996         (.74)          (.28)            --               --                (1.02)
         1995         (.77)          (.27)            --               --                (1.04)
         1994         (.76)          (.16)           (.01)             --                 (.93)
                                                                                     Total Returns
                                                                            ------------------------------
                     Organization and
                     Offering Costs and
                     Preferred Share      Ending
                     Underwriting         Net Asset       Ending            Based on         Based on Net
                     Discounts            Value           Market Value      Market Value**   Asset Value**
Connecticut
Year Ended 5/31:
         1999 (a)    $--                  $14.75          $16.3750           8.29%            4.59%
         1998         --                   14.49           15.5000          15.61            12.39
         1997         --                   13.63           14.1250           9.58            11.01
         1996         --                   12.99           13.6250          14.06             3.97
         1995         --                   13.20           12.6250           2.22            12.74
         1994        (.14)                 12.45           13.1250          (8.73)           (6.74)
Massachusetts
Year Ended 5/31:
         1999 (a)     --                   15.13           16.5625           2.98             4.36
         1998         --                   14.91           16.5000          18.08            11.91
         1997         --                   14.11           14.7500          13.76            10.28
         1996         --                   13.58           13.7500           8.99             4.55
         1995         --                   13.76           13.3750          14.12            13.58
         1994        (.15)                 12.90           12.5000         (13.64)          (3.38)
Missouri
Year Ended 5/31:
         1999 (a)     --                   14.65           15.3750          11.12             4.10
         1998         --                   14.44           14.1875          14.53            11.31
         1997         --                   13.68           13.0625          10.53            10.09
         1996         --                   13.11           12.5000          10.07             3.09
         1995         --                   13.37           12.0000           6.13            14.74
         1994        (.18)                 12.35           12.0000         (17.26)           (7.16)
Washington
Year Ended 5/31:
         1999 (a)     --                   15.32           14.8750          12.15             4.33
         1998         --                   15.06           13.6250          15.26            12.64
         1997         --                   14.07           12.5000          12.94            10.16
         1996         --                   13.48           11.7500           7.44             3.75
         1995         --                   13.71           11.6250            .41            12.36
         1994        (.17)                 12.97           12.3750         (16.88)           (2.73)
                                                     Ratios/Supplemental Data
                  -------------------------------------------------------------------------------------------------
                                                     Ratio of Net                       Ratio of Net
                                    Ratio of         Investment        Ratio of         Investment
                                    Expenses to      Income to         Expenses to      Income to
                                    Average          Average           Average Total    Average Total
                  Ending            Net Assets       Net Assets        Net Assets       Net Assets        Portfolio
                  Net Assets        Applicable to    Applicable to     Including        Including         Turnover
                  (000)             Common Shares++  Common Shares++   Preferred++      Preferred++       Rate
Connecticut
Year Ended 5/31:
         1999 (a) $114,898          1.31%*           6.84%*            .87%*            4.54%*             2%
         1998      113,384          1.33             7.02              .88              4.61              13
         1997      108,524          1.38             7.46              .89              4.79              18
         1996      104,928          1.40             7.37              .89              4.71              15
         1995      105,851          1.49             8.09              .92              4.99              18
         1994      101,595          1.36             5.60              .95              3.95               9
Massachusetts
Year Ended 5/31:
         1999 (a) 104,113           1.30*            6.87*             .87*             4.61*             8
         1998     102,936           1.31             7.22              .88              4.81              17
         1997     99,006            1.34             7.63              .88              4.99              22
         1996     96,303            1.35             7.61              .88              4.95              18
         1995     97,071            1.49             8.28              .94              5.20              29
         1994     93,078            1.43             6.24              .97              4.26              33
Missouri
Year Ended 5/31:
         1999 (a) 47,456            1.44*            6.71*             .95*             4.43*            --
         1998     46,935            1.47             7.03              .97              4.60              25
         1997     45,224            1.54             7.38              .99              4.74              36
         1996     44,014            1.57             7.13              1.01             4.57              34
         1995     44,566            1.75             7.88              1.08             4.86              34
         1994     42,343            1.51             5.62              1.05             3.92              39
Washington
Year Ended 5/31:
         1999 (a) 52,547            1.36*            6.65*             .92*             4.48*             5
         1998     51,948            1.36             6.92              .91              4.62              10
         1997     49,640            1.43             7.38              .94              4.83              11
         1996     48,266            1.44             7.37              .94              4.81              20
         1995     48,812            1.64             7.97              1.04             5.04              16
         1994     47,095            1.58             6.45              1.08             4.42              29

* Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) For the six months ended November 30, 1998.

Building a Better Portfolio Can Make You a Successful Investor

NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH
Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME
European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund


TAX-FREE INCOME

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals

Exchange-Traded Funds
Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)
Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Mutual Funds
Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier AdvisersSM including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management
Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios
Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Fund Information


Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Custodian, Transfer Agent
and Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Auditors
Ernst & Young LLP
Chicago, IL

Year 2000
The concern that computer systems may have problems processing date-related information in the year 2000 and beyond has challenged businesses and organizations to thoroughly review all aspects of their operations. We have undertaken just such an approach at Nuveen in preparation for the millennium. Over the last 10 years, our trading, fund management and pricing systems at Nuveen - the systems that directly affect our investors and their financial advisers - have been updated or replaced to address the Year 2000 concerns.

We continue to work closely with our transfer agent, custodian and other service partners to monitor readiness and address other remaining systems issues. Our initial testing indicates we are on schedule, and we have targeted year-end 1998 to complete verification of vendor compliance and service partner readiness. However, we can give no complete assurance at this time that the steps we have taken will be sufficient to prevent any problems that would impact the Nuveen Exchange-Traded Funds.

Each fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-months ended November 30, 1998. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors for Generations

Photo of: John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

                                                                     FSA-3-11-98

LOGO:
NUVEEN
1898  1998
OUR SECOND CENTURY
helping investors sustain the wealth of a lifetime(TM).


John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com